Supplement to the
Fidelity® Select Portfolios®
Energy Sector
April 29, 2010
Prospectus

Effective June 30, 2010, the following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 7.

Jonathan Kasen (portfolio manager) has managed the fund since June 2010.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 10.

Ryan Oldham (portfolio manager) has managed the fund since June 2010.

Effective June 30, 2010, the following information replaces the biographical information for John Dowd found in the "Fund Management" section on page 24.

John Dowd is portfolio manager of Energy Portfolio and Natural Resources Portfolio, which he has managed since July 2006 and May 2006, respectively. He also manages other Fidelity funds. Since joining Fidelity Investments in 2005, Mr. Dowd has served as an equity research analyst and portfolio manager.

Jonathan Kasen is portfolio manager of Energy Service Portfolio, which he has managed since June 2010. Mr. Kasen joined Fidelity Investments as a research analyst in 2006 after receiving an MBA from the Marshall School of Business at the University of Southern California.

The following information replaces the biographical information for James McElligott found in the "Fund Management" section on page 24.

Ryan Oldham is portfolio manager of Natural Gas Portfolio, which he has managed since June 2010. Prior to joining Fidelity Investments in June 2007 as a research analyst, Mr. Oldham worked for Scotia Bank from 2002 to 2006.

SELNR-10-02 June 17, 2010
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